SCHEDULE 14A INFORMATION
     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as permitted by
[_] Definitive Proxy Statement                Rule 14a-6(e)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           COMPASS BANCSHARES, INC.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           COMPASS BANCSHARES, INC.
                  ------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3) .

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                           COMPASS BANCSHARES, INC.

                        ANNUAL MEETING - APRIL 11, 1995

Dear Compass Bancshares Shareholder:

The Annual Meeting is only a few days away. To insure that your shares are represented at the meeting, we have established a method to enable you to vote via Toll-Free Proxygram. Please follow the instructions below if you wish to vote by telephone:

                    TOLL-FREE TELEPHONE VOTING INSTRUCTIONS

1.   Call Toll-Free 1-800-437-7699 Anytime, Day or Night.

2.   Tell the operator that you wish to send a Collect Proxygram to ID #: 6181

3.   State your NAME, ADDRESS AND TELEPHONE NUMBER.

4.   State the NUMBER OF SHARES you hold (if you know).

5. State your CONFIDENTIAL IDENTIFICATION NUMBER, which you should have received via Telegram a few days ago. NOTE: This number is known only by you and ensures the authenticity of your Proxygram.

6. The operator will read the text of the WHITE COMPASS BANCSHARES proxy card to you. Please instruct the operator how you wish to vote on the proposal.

     COMPASS BANCSHARES STRONGLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 AND MAKES NO RECOMMENDATION ON PROPOSALS 3 AND 4.

If you need assistance in voting, call Compass Bancshares' Proxy Solicitor, Morrow & Co., Inc. at 1-800-566-9061 (Toll-Free).

                          VOTE YOUR WHITE PROXY TODAY